Exhibit 99.2

925 North Eldridge Parkway Houston, TX 77079 Media Relations: 281-293-1149 www.conocophillips.com/media

NEWS RELEASE

Nov. 25, 2024

ConocoPhillips Company announces exchange offers for debt securities and consent solicitations by Marathon Oil Corporation

HOUSTON – ConocoPhillips (NYSE: COP) (“COP”) today announced that, in connection with the acquisition of Marathon Oil Corporation (“Marathon”) (NYSE: MRO) by ConocoPhillips, ConocoPhillips Company (“CPCo” or the “Company”) has commenced offers to eligible holders to exchange (each an “Exchange Offer” and collectively, the “Exchange Offers”) any and all outstanding notes issued by Marathon as set forth in the table below (the “Existing Marathon Notes”) for up to $4,000,000,000 aggregate principal amount of new notes issued by CPCo and fully and unconditionally guaranteed by COP (the “New Notes”).

The following table sets forth the Exchange Consideration and Total Exchange Consideration for each series of Existing Marathon Notes:

Title of Series of Existing Marathon Notes	CUSIP Number / ISIN	Issuer	Aggregate Principal Amount Outstanding	Exchange Consideration(1)	Total Exchange Consideration(2)
4.400% Senior Notes due 2027	565849AP1 / US565849AP16	Marathon	$1,000,000,000	$950 principal amount of New 4.400% Notes due 2027	$1,000 principal amount of New 4.400% Notes due 2027
5.300% Senior Notes due 2029	565849AQ9 / US565849AQ98	Marathon	$600,000,000	$950 principal amount of New 5.300% Notes due 2029	$1,000 principal amount of New 5.300% Notes due 2029
6.800% Senior Notes due 2032	565849AB2 / US565849AB20	Marathon	$550,000,000	$950 principal amount of New 6.800% Notes due 2032	$1,000 principal amount of New 6.800% Notes due 2032
5.700% Senior Notes due 2034	565849AR7 / US565849AR71	Marathon	$600,000,000	$950 principal amount of New 5.700% Notes due 2034	$1,000 principal amount of New 5.700% Notes due 2034
6.600% Senior Notes due 2037	565849AE6 / US565849AE68	Marathon	$750,000,000	$950 principal amount of New 6.600% Notes due 2037	$1,000 principal amount of New 6.600% Notes due 2037
5.200% Senior Notes due 2045	565849AM8 / US565849AM84	Marathon	$500,000,000	$950 principal amount of New 5.200% Notes due 2045	$1,000 principal amount of New 5.200% Notes due 2045

(1)	For each $1,000 principal amount of Existing Marathon Notes validly tendered after the Early Tender Date (as defined herein) but at or before the Expiration Date, not validly withdrawn and accepted for exchange.

(2)	For each $1,000 principal amount of Existing Marathon Notes validly tendered at or before the Early Tender Date (as defined herein), not validly withdrawn and accepted for exchange.

In conjunction with the Exchange Offers, Marathon is soliciting consents (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments to each of the indentures governing the Existing Marathon Notes to eliminate certain of the covenants, restrictive provisions, and events of default (the “Proposed Amendments”).

The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the offering memorandum and consent solicitation statement, dated as of Nov. 25, 2024 (the “Offering Memorandum and Consent Solicitation Statement”).

On Nov. 22, 2024, COP completed the acquisition of Marathon (the “Merger” or the “Marathon acquisition”) pursuant to a definitive agreement. In connection with the closing of the Marathon acquisition, Marathon became a wholly-owned subsidiary of COP and is no longer a publicly traded company. COP intends to cause Marathon to file a Form 15 with the SEC to terminate the registration of legacy Marathon securities (including the Existing Marathon Notes) under the Exchange Act and suspend Marathon’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act. Following the termination of Marathon’s Exchange Act registration, Marathon will no longer file current and periodic reports with the SEC.

Substantially concurrently with the commencement of the Exchange Offers and Consent Solicitations, CPCo is commencing cash tender offers to purchase any and all of the Existing Marathon Notes and several series of debt securities issued by COP and CPCo and subsidiaries thereof (the “Concurrent Tender Offer”). Eligible Holders of any series of Existing Marathon Notes who validly tender and do not validly withdraw their Existing Marathon Notes pursuant to the Concurrent Tender Offer will also be deemed to have consented to the Proposed Amendments under the Consent Solicitations described in this news release. The applicable consent threshold for the Proposed Amendments may be satisfied for any series of Existing Marathon Notes by tenders pursuant to the Exchange Offer or the Concurrent Tender Offer, or both combined. An Eligible Holder will only be able to tender specific Existing Marathon Notes within a series into either the Concurrent Tender Offer or the Exchange Offer, as the same Existing Marathon Notes cannot be tendered into more than one tender offer at the same time.

If an Eligible Holder tenders Existing Marathon Notes in either the Exchange Offers or the Concurrent Tender Offer, such Eligible Holder will be deemed to deliver its consent, with respect to the principal amount of such tendered Existing Marathon Notes, to the Proposed Amendments and the related Existing Marathon Notes for that series. Eligible Holders who validly withdraw tenders of their Existing Marathon Notes prior to the execution of the applicable supplemental indentures will be deemed to have withdrawn their consents to the Proposed Amendments under the Consent Solicitations. Eligible Holders may not consent to the Proposed Amendments in the Consent Solicitations without tendering their Existing Marathon Notes and may not revoke consents without withdrawing previously tendered or exchanged Existing Marathon Notes to which such consents relate. CPCo may complete the Exchange Offer or Concurrent Tender Offer even if valid consents sufficient to effect the Proposed Amendments to the corresponding indenture governing the applicable series of Existing Marathon Notes are not received.

At any time at or before the Expiration Date, if Marathon receives valid consents for any series of Existing Marathon Notes sufficient to effect the applicable Proposed Amendments for such series, it is expected that Marathon and the trustee for the Existing Marathon Notes will execute and deliver supplemental indentures relating to the applicable Proposed Amendments on the date thereof or promptly thereafter, which will be effective upon execution but will only become operative upon the exchange or purchase by CPCo of all of the Existing Marathon Notes of the applicable series validly tendered and not validly withdrawn and accepted for exchange or purchase on or prior to the Expiration Date, pursuant to the Exchange Offers or the Concurrent Tender Offer, as applicable. As a result, once the relevant supplemental indenture is executed, any subsequent withdrawal of a tender will not revoke the previously delivered consent. However, even if such supplemental indentures are executed, if CPCo does not exchange or purchase all Existing Marathon Notes that are validly tendered and not validly withdrawn and accepted for exchange or exchange pursuant to the Exchange Offers or the Concurrent Tender Offer, such supplemental indentures will be of no force and effect.

Substantially concurrently with the commencement of the Exchange Offers and the Concurrent Tender Offer, CPCo has commenced a public offering of senior debt securities to be issued by CPCo and fully and unconditionally guaranteed by COP (the “Concurrent Notes Offering”). CPCo intends to use the aggregate net proceeds of the Concurrent Notes Offering, subject to the terms and conditions of the Concurrent Tender Offer, to purchase, on the applicable settlement date, all Existing Marathon Notes and other debt securities that are validly tendered in the Concurrent Tender Offer and not validly withdrawn, as applicable, and accepted for purchase.

Each Exchange Offer and Consent Solicitation is conditioned upon the completion of the other Exchange Offers and Consent Solicitations, although CPCo may waive such condition at any time with respect to an Exchange Offer. Any waiver of a condition by CPCo with respect to an Exchange Offer will automatically waive such condition with respect to the corresponding Consent Solicitation.

CPCo, in its sole discretion, may modify or terminate the Exchange Offers and may extend the Early Tender Date (as defined herein), the Expiration Date (as defined herein) and/or the settlement date with respect to the Exchange Offers, subject to applicable law. Any such modification, termination or extension by CPCo will automatically modify, terminate or extend the corresponding Consent Solicitation, as applicable.

Holders who validly tender their Existing Marathon Notes at or prior to 5:00 p.m., New York City time, on Dec. 9, 2024, unless extended (the “Early Tender Date”), will be eligible to receive, on the settlement date, the applicable Total Exchange Consideration as set forth in the table above for all such Existing Marathon Notes that are accepted. Holders who validly tender their Existing Marathon Notes after the Early Tender Date but no later than 5:00 p.m., New York City time, on Dec. 24, 2024, unless extended (the “Expiration Date”), will be eligible to receive, on the settlement date, the applicable Exchange Consideration as set forth in the table above, for all such Existing Marathon Notes that are accepted. The settlement date will be promptly after the Expiration Date and is expected to be within three business days after the Expiration Date.

The Exchange Offers are only being made, and the New Notes are only being offered and will only be issued, and copies of the offering documents will only be made available, to holders of Existing Marathon Notes (1) either (a) in the United States, that are “qualified institutional buyers,” or “QIBs,” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act or (b) outside the United States, that are persons other than “U.S. persons,” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or a trust) for the benefit or account of a non-“U.S. person,” and (2) (a) if located or resident in any Member State of the European Economic Area, who are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a “qualified investor” as defined in Regulation (EU) 2017/1129), and consequently no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the European Economic Area has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the European Economic Area may be unlawful under the PRIIPs Regulation; or (b) if located or resident in the United Kingdom, who are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (i) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”); or (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (the “FSMA”) and any rules or regulations made under the FSMA to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA; or (iii) not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the EUWA), and consequently no key information document required by Regulation (EU) No 1286/2014 as it forms part of domestic law by virtue of the EUWA (the “UK PRIlPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the United Kingdom has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the United Kingdom may be unlawful under the UK PRIIPs Regulation (“Eligible Holders”). The Exchange Offers will not be made to holders of Existing Marathon Notes who are located in Canada. Only Eligible Holders who have completed and returned the eligibility certification are authorized to receive or review the Offering Memorandum or to participate in the Exchange Offers. The eligibility form is available electronically at: https://gbsc-usa.com/eligibility/conocophillips. There is no separate letter of transmittal in connection with the Offering Memorandum and Consent Solicitation Statement.

This news release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made solely pursuant to the Offering Memorandum and Consent Solicitation Statement and the Concurrent Tender Offer is being made only by an Offer to Purchase, dated Nov. 25, 2024, and only to such persons and in such jurisdictions as is permitted under applicable law.

The New Notes have not been and will not be registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

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About ConocoPhillips

ConocoPhillips is one of the world’s leading exploration and production companies based on both production and reserves, with a globally diversified asset portfolio. Headquartered in Houston, Texas, ConocoPhillips had operations and activities in 13 countries, $97 billion of total assets, and approximately 10,300 employees at Sept. 30, 2024. Production averaged 1,921 MBOED for the nine months ended Sept. 30, 2024, and proved reserves were 6.8 BBOE as of Dec. 31, 2023.

For more information, go to www.conocophillips.com.

Contacts

Dennis Nuss (media)

281-293-1149

dennis.nuss@conocophillips.com

Investor Relations

281-293-5000

investor.relations@conocophillips.com

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Factors that could cause actual results or events to differ materially from what is presented include changes in commodity prices, including a prolonged decline in these prices relative to historical or future expected levels; global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil and gas, including changes resulting from any ongoing military conflict, including the conflicts in Ukraine and the Middle East, and the global response to such conflict, security threats on facilities and infrastructure, or from a public health crisis or from the imposition or lifting of crude oil production quotas or other actions that might be imposed by OPEC and other producing countries and the resulting company or third-party actions in response to such changes; insufficient liquidity or other factors, such as those listed herein, that could impact our ability to repurchase shares and declare and pay dividends such that we suspend our share repurchase program and reduce, suspend, or totally eliminate dividend payments in the future, whether variable or fixed; changes in expected levels of oil and gas reserves or production; potential failures or delays in achieving expected reserve or production levels from existing and future oil and gas developments, including due to operating hazards, drilling risks or unsuccessful exploratory activities; unexpected cost increases, inflationary pressures or technical difficulties in constructing, maintaining or modifying company facilities; legislative and regulatory initiatives addressing global climate change or other environmental concerns; public health crises, including pandemics (such as COVID-19) and epidemics and any impacts or related company or government policies or actions; investment in and development of competing or alternative energy sources; potential failures or delays in delivering on our current or future low-carbon strategy, including our inability to develop new technologies; disruptions or interruptions impacting the transportation for our oil and gas production; international monetary conditions and exchange rate fluctuations; changes in international trade relationships or governmental policies, including the imposition of price caps, or the imposition of trade restrictions or tariffs on any materials or products (such as aluminum and steel) used in the operation of our business, including any sanctions imposed as a result of any ongoing military conflict, including the conflicts in Ukraine and the Middle East; our ability to collect payments when due, including our ability to collect payments from the government of Venezuela or PDVSA; our ability to complete any announced or any future dispositions or acquisitions on time, if at all; the possibility that regulatory approvals for any announced or any future dispositions or acquisitions will not be received on a timely basis, if at all, or that such approvals may require modification to the terms of the transactions or our remaining business; business disruptions relating to the acquisition of Marathon Oil Corporation (Marathon Oil) or following any other announced or other future dispositions or acquisitions, including the diversion of management time and attention; the ability to deploy net proceeds from our announced or any future dispositions in the manner and timeframe we anticipate, if at all; our ability to successfully integrate Marathon Oil’s business and technologies, which may result in the combined company not operating as effectively and efficiently as expected; our ability to achieve the expected benefits and synergies from the Marathon Oil acquisition in a timely manner, or at all; potential liability for remedial actions under existing or future environmental regulations; potential liability resulting from pending or future litigation, including litigation related directly or indirectly to pending or completed transactions; the impact of competition and consolidation in the oil and gas industry; limited access to capital or insurance or significantly higher cost of capital or insurance related to illiquidity or uncertainty in the domestic or international financial markets or investor sentiment; general domestic and international economic and political conditions or developments, including as a result of any ongoing military conflict, including the conflicts in Ukraine and the Middle East; changes in fiscal regime or tax, environmental and other laws applicable to our business; and disruptions resulting from accidents, extraordinary weather events, civil unrest, political events, war, terrorism, cybersecurity threats or information technology failures, constraints or disruptions; and other economic, business, competitive and/or regulatory factors affecting our business generally as set forth in our filings with the Securities and Exchange Commission. Unless legally required, ConocoPhillips expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.